SENIOR PREFERRED SHARES	12 Months Ended
Dec. 31, 2022
SENIOR PREFERRED SHARES
SENIOR PREFERRED SHARES

14.  Senior Preferred Shares

On April 15, 2021, the Company entered into an investment agreement (the “Investment Agreement”) with an affiliate of Centurium Capital, as the lead investor, and Joy Capital to raise funds through a private placement, totaling US$240 million from Centurium Capital and US$10 million from Joy Capital, of convertible senior preferred shares of the Company (“Senior Preferred Share(s)”) (collectively, the “Transactions”).

On November 30, 2021, the Company issued 295,384,615 Senior Preferred Shares to the affiliate of Centurium Capital with the proceeds of US$240 million (RMB1,527.4 million) at a subscription price equal to US$0.8125 per share under the Investment Agreement.

On January 7, 2022, the Company issued 12,307,692 Senior Preferred Shares to Joy Capital with the proceeds of US$10 million (RMB63.7 millin) at a subscription price equal to US$0.8125 per share under the Investment Agreement.

The Senior Preferred Shares are with rights, preferences and privileges pursuant to the certificate of designation, some of which are summarized below:

Liquidation Preferences

In the event of any Liquidation (as defined below), the holders of Senior Preferred Shares then issued and outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders before any distribution or payment out of the assets of the Company shall be made to the holders of junior securities of the Company including ordinary shares by reason of their ownership thereof, an amount in cash equal to the greater of (a) 100% of the original aggregate subscription price of the Senior Preferred Shares held by such holders, plus any declared but unpaid dividends on all such Senior Preferred Shares and (b) the aggregate value that such holders of Senior Preferred Shares would have received had all holders of Senior Preferred Shares, immediately prior to such liquidation, converted all Senior Preferred Shares then issued and outstanding (together with any declared but unpaid dividends thereon) into the Class A ordinary shares or the ADSs (the “Conversion Securities”) at the applicable conversion price.

“Liquidation” is defined as the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. If there shall occur any reclassification, statutory exchange, reorganization, recapitalization, consolidation or merger involving the Company with or into another person (excluding a merger solely for the purpose of changing the Company’s jurisdiction of incorporation), then any distribution following such event(s) with respect to the Senior Preferred Shares shall be subject to Liquidation preference described in the preceding paragraph.

Dividend Ranking

With respect to payment of dividends or distribution of assets upon any Liquidation, all the Senior Preferred Shares shall rank senior to all ordinary shares in issue from time to time.

Voting Rights

Each holder of issued and outstanding Senior Preferred Shares shall be entitled to vote with holders of issued and outstanding Class A ordinary shares, voting together as a single class, with respect to any and all matters presented to the shareholders, and such holder shall be entitled to a number of votes equal to the number of Class A ordinary shares into which such holder’s Senior Preferred Shares are convertible.

Conversion Rights

Each Senior Preferred Share is convertible, at the option of its holder at any time after the original issue date, into that number of Conversion Securities determined by dividing (i) the sum of the original issue price, US$0.8125 per Senior Preferred Share, plus any declared but unpaid dividends on each such Senior Preferred Share, by (ii) the conversion price in effect immediately prior to such conversion, which shall initially be the original issue price, US$0.8125 per Senior Preferred Share, and is subject to adjustment from time to time based on a variety of events pursuant to the Certificate of Designation including any subsequent equity financing, regulatory event, etc. The initial conversion ratio of Senior Preferred Shares to Convertible Securities shall be 1:1.

14.  SENIOR PREFERRED SHARES (CONTINUED)

Accounting of Senior Preferred Shares

The Group classified the Senior Preferred Shares as mezzanine equity in the consolidated balance sheets because the Senior Preferred Shares are considered redeemable in the event of any Liquidation, including certain liquidation events outside of the Company’s control (the “Involuntary Liquidation Event”) since the holders of Senior Preferred Shares shall be entitled to be paid out of an amount in cash according to liquidation preference. Therefore, the Group classifies the Senior Preferred Shares as mezzanine equity outside of permanent equity in accordance with SEC’s Accounting Series Release 268, Presentation in Financial Statements of Redeemable Preferred Stocks (ASR 268) and ASC 480 “Distinguishing Liabilities from Equity”. The Group early adopted ASU No. 2020-06 to eliminate the analysis requirement of separation of beneficial conversion and cash conversion features from convertible instruments. The mezzanine equity was initially measured based on its fair value at date of issue.

At each reporting date, the Group evaluates the probability of occurrence of any Involuntary Liquidation Event that entitles the holders of the Senior Preferred Shares to be paid an amount in cash (the “redemption value”) subject to liquidation preference. If it is probable that an Involuntary Liquidation Event will occur and Senior Preferred Shares will become redeemable, the Group recognizes changes in carrying value immediately as the Involuntary Liquidation Event occurs and adjusts the carrying value of the instrument to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of Senior Preferred Shares shall be affected by charges against retained earnings, or additional paid-in capital in the absence of retained earnings. Accordingly, if the Senior Preferred Shares are not currently redeemable and it is not probable that the Senior Preferred Shares will become redeemable, subsequent adjustment of the amount presented in temporary equity is unnecessary.

As of December 31, 2022, the Company evaluated that the Senior Preferred Shares were not currently redeemable and it is not probable that the Senior Preferred Shares would become redeemable as there was no noted indicator of any Involuntary Liquidation Event, and recorded the Senior Preferred Shares as carrying value accordingly.